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                                                                    EXHIBIT 32.1


                                CERTIFICATION OF
                     DONALD D. WOLF, CHIEF EXECUTIVE OFFICER
                        OF WESTPORT RESOURCES CORPORATION


         This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies this quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended March 31, 2004 of Westport Resources Corporation (the "Issuer").

         I, Donald D. Wolf, the Chief Executive Officer of the Issuer certify that to the best of my knowledge:

         (i) the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

         Dated:  May 5, 2004.


                                                     /S/ DONALD D. WOLF
                                                  ------------------------------
                                                  Name:  Donald D. Wolf
                                                  Title: Chief Executive Officer


Subscribed and sworn to before me
this 5th day of May, 2004.


By:     /s/ KAYLA K. SPARKS
      ______________________________
Name:       Kayla K. Sparks
      ______________________________
Title:  Notary Public

My commission expires:   1/16/2006
                       _____________.